       COMMON STOCK                                         COMMON STOCK

          NUMBER                                               SHARES
       ------------                                         ------------
                              [LOGO OF PAC WEST]
       ------------                                         ------------

INCORPORATED UNDER THE LAWS                            SEE REVERSE FOR CERTAIN
OF THE STATE OF CALIFORNIA                          DEFINITIONS AND RESTRICTIONS

                                                          CUSIP 69371Y 10 1

THIS CERTIFIES THAT

                                                                              BY

IS THE OWNER OF

COUNTERSIGNED AND REGISTERED:
          FIRST UNION NATIONAL BANK              TRANSFER AGENT
              (Charlotte, North Carolina)         AND REGISTRAR


   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

----------------------------PAC-WEST TELECOMM, INC.-----------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.





                                                            AUTHORIZED SIGNATURE
Dated:                        [SEAL OF PAC-WEST]
                                                          /s/ Wallace W. Griffin

SECRETARY                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER


                        (R) NORTHERN BANK NOTE COMPANY

                            PAC-WEST TELECOMM, INC.
     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the corporation and upon the holders thereof may be obtained by any shareholder upon request and without charge, at the principal office of the corporation, and the corporation will furnish any shareholder, upon request and without charge, a copy of such statement.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



          TEN COM-   as tenants in common            UNIF GIFT MIN ACT-________________________   Custodian________________________
                                                                               (Cust)                              (Minor)
          TEN ENT-   as tenants by the entireties

           JT TEN-   as joint tenants with                    under Uniform Gifts to Minors
                     right of survivorship and
                     not as tenants in common                 Act _________________________________________________________________
                                                                                                 (State)

For Value Received, ________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
--------------------------------------

______________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ________________

                               X ______________________________________________

                               X ______________________________________________
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED: ____________________________________________________
                         THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBER-SHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                     CFC Northern Bank Note Company, L.L.C.

Phone approval           Proof Prepared On Above Date
necessitates                           Proof Approval
returning a signed
copy of the final
approved proof for                                                  P.O. Box 608
our records.            By ___________________________  LaGrange, Illinois 60525
                                                                    708/482-3900
                        Date _________________________          Fax 708/482-3332